UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-05537

Nicholas Money Market Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2015

Date of reporting period: 12/31/2015

Item 1. Report to Stockholders.

ANNUAL REPORT
December 31, 2015

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS MONEY MARKET FUND, INC.

Report to Fellow Shareholders:

February 2016

     The end of seven years of the federal funds target rate at between 0 to 0.25% finally occurred in December 2015 when the Federal Reserve (“Fed”) raised it to a still highly accommodative 0.25% to 0.50%. It was the first rise in nearly a decade. This action spurred a corresponding increase in short-term interest rates as evidenced by the 60-Day AA Nonfinancial Commercial Paper Interest Rate percentage reported by the Fed. The 60-Day rate averaged just over 13 basis points during the year 2015 but spiked in December to nearly 33 basis points. A U.S. Department of the Treasury release showed the 3-month U.S. Treasury securities average yield at just above 5 and 22 basis points for the same periods. There was conjecture about a year ago, that the rate hikes would begin in the first half of 2015 but the data didn’t progress as hoped. Due to the late implementation of the hike, the average money market yield was only one basis point for the year as reported by Lipper.

     In 2014, the Securities and Exchange Commission enacted additional money market reforms in response to the financial crisis of 2008. Money funds will be required to incorporate all the changes by October 2016. After implementation, there will be new definitions of what constitutes a retail, institutional or government fund. Depending on the type of money fund there could be floating net asset values per share, liquidity fees or redemption gates. There will be additional reporting requirements as well. The current reforms, in addition to those adopted in 2010, have strengthened a relatively secure store of value.

     The net assets of Nicholas Money Market Fund increased by just under $19 million from the prior year end. Nationally total money market assets stayed about the same at around $2.7 trillion. In all, investments in money funds constitute over 17% of all mutual fund assets, largely because investors value their perceived stability and overall liquidity.

     The Fund’s one year return ended December 31, 2015 was zero, while the average Lipper Money Market Fund Category return was one basis point. For the longer ten year term, the Fund has exceeded the Lipper average annual return by five basis points Returns for the Nicholas Money Market Fund and the Lipper Money Market Fund Category are provided in the chart below for the periods ended December 31, 2015.

		Average Annual Total Return
	1 Year	5 Year	10 Year
Nicholas Money Market Fund, Inc	0.00%	0.00%	1.17%
Lipper Money Market Fund Category	0.01%	0.01%	1.12%
Fund’s Gross Expense Ratio (from 04/30/15 Prospectus): 0.52%*
Fund’s Net Expense Ratio (from 04/30/15 Prospectus): 0.18%*

*

During the current year, the Adviser agreed to voluntarily absorb a portion of the annualized Fund management fees. The Adviser may decrease or discontinue its absorption of the Fund’s management fees at any time in its sole discretion. The Fund’s expense ratios for the period ended December 31, 2015 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses. Assumes reinvestment of dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

An investment in the Nicholas Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     As of December 31, 2015, the Fund’s weighted average maturity (“WAM”) was 34 days up slightly from 33 days to start the year. The Fund’s duration is still low and well positioned to seek to take advantage of any additional rate increases. The Fund’s weighted average life was 62 days.

     At period end, the composition of the Fund’s portfolio was over 40% in U.S. government Treasury and agency securities and the rest in short-term corporate notes and commercial paper.

     During 2015, the Fund waived roughly 23 basis points of management fees to help compensate for the low interest rate environment.

     As mentioned earlier, short-term rates rose in late 2015. There are a myriad of determinants that influence the level of interest rates. The relative strength of the U.S. economy has historically provided the most important variable in the construction of where rates might go for the Fund, however, that and other developments discussed below, are currently of high consequence.

     The U.S. Labor Department reported after peaking in 2009 at 10% as a result of the financial crisis; the December 2015 unemployment rate was halved to 5%. With a tighter labor market, we should see wage pressure on employers. From a wage earner perspective, this should boost confidence and drive spending on homes and the overall economy.

     According to the advance estimate released by the Bureau of Economic Analysis, the real US gross domestic product (GDP) in 2015 increased by 2.4%, the same as 2014. The fourth quarter of 2015 was only up an annualized 0.7%, but many economists see GDP rising between 2 and 3 percent in 2016 despite a strong dollar. The same can be said for inflation which also rose only 0.7% in 2015 much of which can be attributed to steep declines in energy prices. Expectations are for overall inflation to approach or exceed 2%. Generally, the US economy is growing at an acceptable rate, although early 2016 stock market woes threaten to damper expectations.

     Although US economic growth is modest, the same can’t be said for much of the global economy. Two Asian global powers, China and Japan, are struggling right now. The eurozone bloc is still fighting bad loans, unemployment over 10%, last quarter’s anemic 1% annualized growth rate and a divergence in a unified resolve to these problems. This region represents the US’s largest trading partner.

     Probably one of the more impactful narratives affecting the global economy has been the meteoric and sustained fall in oil prices. Countries such as Russia, Canada and Mexico as well as the organizations of the petroleum exporting countries (OPEC) nations and the oil exporters from South America are feeling the effects of low oil prices and the loss of revenue streams. Also, the value of many energy companies has plummeted in the past year. The benefit to countries with net oil consumption should spur growth, but for the time being, the misery of lost revenues to exporters seems to be preceding overall global prosperity. The importance of all this was evident in Fed Chair Janet Yellen’s recent statement; “Foreign economic developments, in particular, pose risks to US economic growth.” This raises the likelihood of delays on interest rate hikes.

     The Fed has stated that any rate increases will be data dependent. After the December 2015 hike, there was speculation short-term rates would climb over 1% by the end of 2016. However, we can’t ignore the impact struggling foreign economies might have on the US, despite its relative success. Regardless, increases, if any, are expected to be modest, most likely a quarter of a percent at a time. We’re not sure if stock prices will continue to fall, but if they do, look for more scattered prospects of short-term interest rate increases than methodical during the remaining scheduled seven Fed meetings in 2016.

     Despite a recent drop in equity values, and perhaps in part because of it, investment in money funds has persevered. Shareholders recognize the ability to hedge against a stock or bond market downturn. Plus, they aim to provide excellent liquidity with consistent principal value. We shall see what transpires in the next year, but after seven years of next to zero rates, it was finally satisfying to see some movement up.

Thank you for your continued support.

Sincerely,

Jeffrey T. May

Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Current and future portfolio holdings are subject to risk.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives.

Please refer to the statement of net assets in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Basis Point: One hundredth of a percentage point. For example 50 basis points equals .50%.

Duration: Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Weighted Average Life (WAL): The money market fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days by SEC Rule 2a-7.

Weighted Average Maturity (WAM): The money market fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days if the fund is rated.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NICXX)
For a share outstanding throughout the period

		Years Ended December 31,
	2015	2014	2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income	—	—	—	—	.000	(1)
LESS DISTRIBUTIONS
From net investment income	—	—	—	—	(.000	)(1)
NET ASSET VALUE, END OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	—	—	—	—	.00	%(1)

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$85.1	$66.3	$66.0	$64.0	$82.8
Ratio of expenses to average net assets	.28%	.18%	.17%	.23%	.20%
Ratio of net investment income
to average net assets	—	—	—	—	.00	%(1)

Absent reimbursement of
expenses by adviser (Note 2(a)) —
Ratio of expenses to average net assets	.51%	.52%	.54%	.52%	.52%
Ratio of net investment loss
to average net assets	(.23)%	(.34)%	(.37)%	(.29)%	(.32)%

(1) Amount rounds to $0.00 or 0.00%.

The accompanying notes to financial statements are an integral part of these highlights.

Portfolio Maturity (As a Percentage of Portfolio) December 31, 2015 (unaudited)

The above bar chart is based on actual days to maturity. The Fund’s minimum daily and weekly liquidity percentages, as defined by the Securities and Exchange Commission, were 21.87% and 53.52%, respectively.

Fund Expenses

For the six month period ended December 31, 2015 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period*
	06/30/15	12/31/15	07/01/15 - 12/31/15
Actual	$1,000.00	$1,000.00	$1.51
Hypothetical	1,000.00	1,023.49	1.53
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one- half year period.

Statement of Net Assets
December 31, 2015

			Yield to	Amortized
Principal		Maturity	Maturity	Cost
Amount		Date	(Note 1(c))	(Note 1(a))
COMMERCIAL PAPER — 55.75%
$525,000	Rockwell Collins, Inc	01/05/2016	0.66%	$524,962
1,000,000	UnitedHealth Group Incorporated	01/05/2016	0.46%	999,950
933,000	AbbVie Inc	01/06/2016	0.51%	932,935
250,000	Rockwell Collins, Inc	01/06/2016	0.46%	249,984
253,000	Wisconsin Gas LLC	01/06/2016	0.34%	252,988
412,000	Wisconsin Gas LLC	01/06/2016	0.41%	411,977
1,000,000	AbbVie Inc	01/07/2016	0.51%	999,917
1,150,000	Eversource Energy	01/07/2016	0.51%	1,149,904
1,298,000	Eversource Energy	01/07/2016	0.76%	1,297,838
600,000	Wisconsin Gas LLC	01/07/2016	0.56%	599,945
861,000	Eversource Energy	01/08/2016	0.71%	860,883
277,000	Honeywell International, Inc	01/08/2016	0.31%	276,983
2,000,000	Wisconsin Gas LLC	01/08/2016	0.34%	1,999,868
1,500,000	Rockwell Automation, Inc	01/11/2016	0.46%	1,499,813
1,000,000	Rockwell Collins, Inc	01/11/2016	0.56%	999,847
1,300,000	AbbVie Inc	01/12/2016	0.52%	1,299,797
1,200,000	Coca-Cola Company (The)	01/12/2016	0.33%	1,199,879
2,000,000	John Deere Financial Inc	01/13/2016	0.28%	1,999,813
2,000,000	Rockwell Automation, Inc	01/13/2016	0.46%	1,999,700
350,000	ANZ New Zealand (Int’l) Limited,
	London Branch	01/14/2016	0.26%	349,967
1,250,000	ConocoPhillips Qatar Funding Ltd	01/14/2016	0.41%	1,249,820
646,000	UnitedHealth Group Incorporated	01/15/2016	0.52%	645,872
1,382,000	UnitedHealth Group Incorporated	01/15/2016	0.57%	1,381,699
1,300,000	Rockwell Collins, Inc	01/19/2016	0.56%	1,299,643
881,000	ConocoPhillips Qatar Funding Ltd	01/21/2016	0.23%	880,887
1,400,000	Parker-Hannifin Corporation	01/25/2016	0.40%	1,399,636
250,000	Prudential plc	01/26/2016	0.30%	249,948
2,000,000	W.W. Grainger, Inc	01/26/2016	0.42%	1,999,431
2,000,000	Walt Disney Company (The)	01/27/2016	0.32%	1,999,538
1,000,000	American Express
	Credit Corporation	01/29/2016	0.32%	999,751
1,104,000	Prudential plc	01/29/2016	0.36%	1,103,699
351,000	American Express Credit Corporation .	02/01/2016	0.45%	350,867
2,126,000	American Express Credit Corporation .	02/02/2016	0.32%	2,125,395
580,000	American Express Credit Corporation .	02/02/2016	0.37%	579,814
603,000	W.W. Grainger, Inc	02/03/2016	0.41%	602,779
1,510,000	Nordea Bank AB	02/04/2016	0.29%	1,509,586

The accompanying notes to financial statements are an integral part of this statement.

Statement of Net Assets (continued)

December 31, 2015

			Yield to	Amortized
Principal		Maturity	Maturity	Cost
Amount		Date	(Note 1(c))	(Note 1(a))
COMMERCIAL PAPER — 55.75% (continued)
$1,155,000	Toyota Credit de
	Puerto Rico Corporation	02/09/2016	0.43%	$1,154,475
1,001,000	Nordea Bank AB	02/18/2016	0.36%	1,000,533
2,012,000	Australia and New Zealand
	Banking Group Limited	02/19/2016	0.32%	2,011,124
2,002,000	Honeywell International, Inc	02/25/2016	0.32%	2,001,021
1,000,000	Toyota Credit de
	Puerto Rico Corporation	03/01/2016	0.51%	999,167
2,000,000	National Australia Bank Limited	03/07/2016	0.43%	1,998,460
	TOTAL COMMERCIAL PAPER			47,450,095

CORPORATE NOTES — 4.17%
300,000	Citigroup Inc., 5.30%	01/07/2016	0.88%	300,208
1,250,000	PepsiCo, Inc., 0.62% (a)	02/26/2016	0.42%	1,250,373
2,000,000	Bank of America
	Corporation, 1.41% (a)	03/22/2016	0.88%	2,002,341
	TOTAL CORPORATE NOTES			3,552,922

U.S. GOVERNMENT AGENCY SECURITIES — 33.68%
1,400,000	Federal Farm Credit
	Banks, 0.46% (a)	01/04/2016	0.42%	1,400,005
560,000	Fannie Mae	01/08/2016	0.15%	559,984
700,000	Federal Home Loan Banks	01/12/2016	0.23%	699,951
247,000	Federal Home Loan Banks	01/14/2016	0.25%	246,978
1,000,000	Fannie Mae, 0.67% (a)	01/20/2016	0.39%	1,000,147
1,885,000	Federal Home Loan Banks	01/20/2016	0.12%	1,884,881
2,111,000	Federal Home Loan Banks	01/25/2016	0.24%	2,110,662
600,000	Federal Home Loan Banks	02/08/2016	0.36%	599,778
2,000,000	Federal Home Loan Banks	02/22/2016	0.27%	1,999,234
2,001,000	Federal Home Loan Banks	02/24/2016	0.26%	2,000,220
2,022,000	Federal Home Loan Banks	02/29/2016	0.28%	2,021,072
650,000	Federal Home Loan Banks	03/01/2016	0.30%	649,675
360,000	Federal Home Loan Banks	03/02/2016	0.29%	359,823
2,000,000	Federal Home Loan Banks	03/09/2016	0.42%	1,998,451
1,163,000	Fannie Mae	03/30/2016	0.33%	1,162,065
775,000	Federal Home Loan Banks	04/19/2016	0.39%	774,108
4,000,000	Federal Farm Credit
	Banks, 0.42% (a)	07/01/2016	0.45%	3,999,399

The accompanying notes to financial statements are an integral part of this statement.

Statement of Net Assets (continued)

December 31, 2015

			Yield to	Amortized
Principal		Maturity	Maturity	Cost
Amount		Date	(Note 1(c))	(Note 1(a))
U.S. GOVERNMENT AGENCY SECURITIES — 33.68% (continued)
$700,000	Federal Farm Credit
	Banks, 0.53% (a)	07/27/2016	0.45%	$700,326
2,500,000	Federal Farm Credit
	Banks, 0.53% (a)	10/20/2016	0.54%	2,499,800
2,000,000	Federal Farm Credit
	Banks, 0.51% (a)	12/14/2016	0.51%	2,000,000
	TOTAL U.S. GOVERNMENT
	AGENCY SECURITIES			28,666,559

U.S. GOVERNMENT SECURITIES — 6.47%
2,000,000	U.S. Treasury Note, 0.25%	04/15/2016	0.30%	1,999,672
2,000,000	U.S. Treasury Note, 2.00%	04/30/2016	0.29%	2,011,229
1,500,000	U.S. Treasury Note, 0.25%	05/15/2016	0.38%	1,499,273
	TOTAL U.S. GOVERNMENT
	SECURITIES			5,510,174
	TOTAL
	INVESTMENTS
	(Cost $85,179,750) — 100.07%			85,179,750
	DUE TO ADVISER
	(Note 2(a)) — (0.08)%			(69,724)
	OTHER ASSETS, NET OF
	OTHER LIABILITIES — 0.01%			5,533
	TOTAL NET ASSETS
	(basis of percentages
	disclosed above) — 100%			$85,115,559
	NET ASSET VALUE PER SHARE
	($0.0001 par value, 3,000,000,000
	shares authorized), offering price
	and redemption price
	($85,115,559 / 85,115,559
	shares outstanding)			$1.00

(a) Variable rate security – interest rate subject to periodic change.

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 2015

INCOME
Interest	$201,413

EXPENSES
Management fee	215,019
Registration fees	33,934
Audit and tax fees	24,682
Transfer agent fees	21,451
Accounting and administrative fees	17,918
Accounting system and pricing service fees	11,081
Directors’ fees	10,400
Legal fees	9,529
Printing	8,543
Custodian fees	3,505
Postage and mailing	2,536
Insurance	2,481
Other operating expenses	3,547
Total expenses before waiver	364,626
Waiver of expenses by adviser (Note 2(a))	(163,213)
Total expenses after waiver	201,413
Net investment income	$—

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—

CAPITAL SHARE TRANSACTIONS (all at $1.00 per share)
Proceeds from shares issued	88,194,585	60,020,216
Cost of shares redeemed	(69,345,215)	(59,783,345)
Change in net assets derived
from capital share transactions	18,849,370	236,871
Total increase in net assets	18,849,370	236,871

NET ASSETS
Beginning of period	66,266,189	66,029,318
End of period	$85,115,559	$66,266,189

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
December 31, 2015

(1) Summary of Significant Accounting Policies —

Nicholas Money Market Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The following is a summary of the significant accounting policies of the Fund:

(a) Securities held by the Fund, which are purchased at a discount or premium, are valued utilizing the amortized cost method in accordance with Rule 2a-7 under the
1940 Act and certain conditions therein. Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates, rather a security is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.
Short-term investments purchased at par are valued at cost which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in any hedging activities during the year. Investment transactions are generally accounted for on the trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     Level 1 – quoted prices in active markets for identical investments

     Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Notes to Financial Statements (continued)
December 31, 2015

     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
None	$—
Level 2 –
Commercial Paper	47,450,095
Corporate Notes	3,552,922
U.S. Government Agency Securities	28,666,559
U.S. Government Securities	5,510,174
Level 3 –
None	—
Total	$85,179,750

There were no significant transfers between levels during the period ended
December 31, 2015 and the Fund did not hold any Level 3 investments during the year.

(b) Interest income is recognized on an accrual basis.

(c) Yield to maturity is calculated at date of purchase for commercial paper and other fixed rate securities. For variable rate securities, the yield to maturity is calculated based on current interest rate and payment frequency.

(d) The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and purchases investments which have maturities of 397 days or less. As of
December 31, 2015, the Fund’s dollar-weighted average portfolio maturity was 34 days. Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.

(e) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute all of its net investment income and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The character of distributions made during the year from net investment income for financial reporting purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Notes to Financial Statements (continued)
December 31, 2015

Dividends, if any, from net investment income of the Fund are accrued daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Any short-term capital gain distributions are included in ordinary income for tax purposes. The Fund had no distributions during the years ended December 31,
2015 and December 31, 2014. There are no differences between the total cost of securities for financial reporting purposes and federal income tax purposes as of
December 31, 2015.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2015. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended
December 31, 2015. At December 31, 2015, the fiscal years 2012 through 2015 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946, Financial Services -
Investment Companies. This guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Net Assets of
December 31, 2015. There have been no significant subsequent events since
December 31, 2015 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.30% of the average net asset value of the Fund. The Adviser has voluntarily waived management fees of
$163,213 for the year ended December 31, 2015. The Adviser also may reimburse the Fund if total operating expenses (other than the management fee) incurred by the Fund exceed 0.50% of the average net assets for the year. No such reimbursements were made under this provision in fiscal 2015.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an

Notes to Financial Statements (continued)
December 31, 2015

annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

As of December 31, 2015, the Fund owed the Adviser $51,806 for management fees and $17,918 for accounting and administrative services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $4,859 for the year ended December 31, 2015 for legal services rendered by this law firm.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Nicholas Money Market Fund, Inc.:

We have audited the accompanying statement of net assets of Nicholas Money Market Fund, Inc. (the “Fund”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Milwaukee, Wisconsin
February 26, 2016

Approval of Investment Advisory Contract

(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated June 30, 2015.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund

(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of December 31, 2015. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held by
Name and Age	Fund	Served	5 Years	by Director	Director
INTERESTED DIRECTOR
Albert O. Nicholas, CFA	President	(2), 28 years	Chief Executive Officer,	3	None
84(1), (3)	and		and Chairman of the
	Director		Board, Nicholas
Company, Inc., the
Adviser to the Fund.
He is Portfolio Manager
of Nicholas Fund, Inc.
and Co-Portfolio Manager
of Nicholas Equity
Income Fund, Inc.

DISINTERESTED DIRECTORS
Timothy P. Reiland, CFA	Director	(2), 13 years	Private Investor,	5	None
59			Consultant, Chairman
and Chief Financial
Officer, Musicnotes, Inc.,
October 2001 to present.
Investment Analyst from
1987 to October 2001,
Tucker Anthony
Incorporated, a
brokerage firm.

Jay H. Robertson	Director	(2), 21 years	Private Investor, April	6	None
64			2000 to present.
Chairman of the Board
of Robertson-Ryan and
Associates, Inc., an
insurance brokerage firm
from 1993 to March 2000.

Directors and Officers of the Fund (continued)

(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
David L. Johnson, CFA	Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
73(3)	Vice	28 years	the Adviser to the Fund.
President
David O. Nicholas, CFA	Senior	Annual,	Chief Investment Officer and Director, Nicholas
54(3)	Vice	21 years	Company, Inc., the Adviser to the Fund. He is
	President		Portfolio Manager of Nicholas II, Inc. and Nicholas
Limited Edition, Inc. and Associate Portfolio
Manager of Nicholas Fund, Inc.
Jeffrey T. May, CPA	Senior Vice	Annual,	Executive Vice President, Treasurer, Chief
59	President,	28 years	Financial Officer and Chief Compliance Officer,
	Secretary,		Nicholas Company, Inc., the Adviser to the Fund.
Treasurer,
Chief
Compliance
Officer and
Portfolio
Manager
Lawrence J. Pavelec, CFA	Senior	Annual,	Senior Vice President, Nicholas Company, Inc.,
57	Vice	11 years	the Adviser to the Fund. He has been Portfolio
	President		Manager of Nicholas High Income Fund, Inc. since
April 2008. He served as Co-Portfolio Manager
from April 2003 until April 2008.
Lynn S. Nicholas, CFA	Vice	Annual,	Senior Vice President, Nicholas Company, Inc.,
59(3)	President	28 years	the Adviser to the Fund.
Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser to
58	President	23 years	the Fund.

(1)

Albert O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is Chief Executive Officer and a Director of the Adviser and owns 97% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)	David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is a brother-in-law of Albert O. Nicholas.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy

(unaudited)

     Nicholas Money Market Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered

(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers
ALBERT O. NICHOLAS, President and Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

DAVID O. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

LYNN S. NICHOLAS, Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

     The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; * full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

*	compliance with applicable laws and governmental rules and regulations;
*	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
* accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company; * not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company; * not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

*	report, at least annually:
*	officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

*	Positions as a trustee, executor or other fiduciary;
*	Ownership interest in any broker-dealer or bank;
*	Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas

Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

     There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

*	service as a director on the board of any public company;
*	the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety; * any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof; * a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III.	Disclosure and Compliance
*	Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations; * each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and * it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

*	annually thereafter affirm to the Board that he has complied with the requirements of the Code;
*	not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

     Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him; * if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action; * any matter that the officer making the investigation believes is a violation will be reported to the independent directors; * if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

*	the independent directors will be responsible for granting waivers, as appropriate; and
*	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 24, 2014

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,700 in 2015 and $20,700 in 2014.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,982 in 2015 and $3,300 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $16,000 in 2015 and $16,000 in 2015. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2015 and 10/31/2014, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A
(f)	No disclosures are required by this Item 4(f).
(g)	There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Money Market Fund, Inc.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: February 29, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer
Date: February 29, 2016

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: February 29, 2016